INCOME TAXES (Details 1)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
INCOME TAXES
Statutory Rate	21.00%	21.00%
Change In Valuation Allowance	(21.00%)	(21.00%)
Stock Based Compensation	0.00%	0.00%
Net Operating Loss, Net Of State Tax Effect	(1.00%)	(1.00%)
Other	(1.00%)	(1.00%)
Total	0.00%	0.00%